EXHIBIT 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT
INSIGHT ENTERPRISES, INC. REPORTS
FIRST QUARTER RESULTS
CHANDLER, AZ – May 7, 2026 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported financial results for the quarter ended March 31, 2026. Highlights include:

•Consolidated net sales increased 1% year over year
•Gross profit increased 14% year over year to $462.2 million and gross margin expanded 240 basis points to 21.7%
•Consolidated net earnings increased more than 100% year over year to $30.0 million
•Adjusted earnings before interest, tax, depreciation and amortization (“EBITDA”) increased 27% year over year to $152.0 million
•Diluted earnings per share of $0.97 increased more than 100% year over year
•Adjusted diluted earnings per share of $2.88 increased 26% year over year
•Cash flows provided by operating activities were $32.4 million
In the first quarter of 2026, net sales increased 1%, year over year, to $2.1 billion, and gross profit increased 14%, year over year, to $462.2 million. Gross margin expanded 240 basis points compared to the first quarter of 2025 to 21.7%. Selling and administrative expenses increased 13%, year to year, while Adjusted selling and administrative expenses increased 9%, year to year. Earnings from operations of $71.7 million, or 3.4% of net sales, increased 19% compared to $60.1 million in the first quarter of 2025. Adjusted earnings from operations of $141.1 million, or 6.6% of net sales, increased 27% year over year compared to $111.2 million in the first quarter of 2025. Consolidated net earnings were $30.0 million, or 1.4% of net sales, in the first quarter of 2026, up more than 100% compared to the first quarter of 2025. Adjusted consolidated net earnings were $88.9 million, or 4.2% of net sales, up 18% compared to the first quarter of 2025. Diluted earnings per share for the quarter was $0.97, up more than 100% year over year, and Adjusted diluted earnings per share was $2.88, up 26% year over year.

“In the first quarter, we delivered double-digit gross profit growth across every geography, as well as double-digit adjusted earnings from operations and adjusted diluted earnings per share growth. Total gross profit grew 14% with Cloud gross profit increasing 35% and Core Services gross profit growing 19%, the two critical priority areas of our strategy.” stated Jack Azagury, President and Chief Executive Officer. “The team has built a truly differentiated set of capabilities across hardware, software and services to deliver compelling solutions to our clients. I am excited to continue our transformation to become the leading Solutions Integrator and build upon this strong foundation.” Azagury added.
KEY HIGHLIGHTS

Results for the Quarter:
•Consolidated net sales for the first quarter of 2026 of $2.1 billion increased 1%, year over year, when compared to the first quarter of 2025. Product net sales decreased 2%, year to year, and services net sales increased 17%, year over year. Software product net sales decreased 21%, year to year, while hardware product net sales increased 7%, year over year.
•Net sales in North America decreased 1%, year to year, to $1.7 billion;
◦Product net sales decreased 4%, year to year, to $1.3 billion;
◦Services net sales increased 12%, year over year, to $333.8 million;
•Net sales in EMEA increased 9%, year over year, to $372.9 million; and
•Net sales in APAC increased 20%, year over year, to $72.3 million.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales decreased 1%, year to year, with a decrease in net sales in North America of 1% year to year, partially offset by an increase in net sales in APAC of 11%, year over year. Net sales in EMEA was relatively flat year to year.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

•Consolidated gross profit increased 14% compared to the first quarter of 2025 to $462.2 million, with consolidated gross margin expanding 240 basis points to 21.7% of net sales. Product gross profit increased 2%, year over year, and services gross profit increased 23%, year over year. Cloud gross profit increased 35%, year over year, and Insight Core services gross profit increased 19%, year over year. By segment, gross profit:
•increased 11% in North America, year over year, to $353.3 million (21.0% gross margin);
•increased 21% in EMEA, year over year, to $86.8 million (23.3% gross margin); and
•increased 46% in APAC, year over year, to $22.0 million (30.4% gross margin).
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 11%, year over year, with gross profit growth in APAC, EMEA and North America of 35%, 11% and 10%, respectively, year over year.
•Consolidated earnings from operations increased 19% compared to the first quarter of 2025 to $71.7 million, or 3.4% of net sales. By segment, earnings from operations:
•increased 30% in North America, year over year, to $66.2 million, or 3.9% of net sales;
•increased 32% in EMEA, year over year, to $6.6 million, or 1.8% of net sales; and
•decreased more than 100% in APAC, year to year, resulting in a net loss of $1.1 million, or (1.5)% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 17%, year over year, with increases in earnings from operations in North America and EMEA of 29% and 22%, respectively, year over year, partially offset by a decrease in APAC of 125% year to year.
•Adjusted earnings from operations increased 27% compared to the first quarter of 2025 to $141.1 million, or 6.6% of net sales. By segment, Adjusted earnings from operations:
•increased 30% in North America, year over year, to $122.4 million, or 7.3% of net sales;
•increased 17% in EMEA, year over year, to $14.8 million, or 4.0% of net sales; and
•decreased 16% in APAC, year to year, to $4.0 million, or 5.5% of net sales.
•Excluding the effects of fluctuating foreign currency exchange rates, Adjusted consolidated earnings from operations increased 25%, with increases in Adjusted earnings from operations in North America and EMEA of 29% and 9%, respectively, year over year, partially offset by a decrease in APAC of 21% year to year.
•Consolidated net earnings and diluted earnings per share for the first quarter of 2026 were $30.0 million and $0.97, respectively, at an effective tax rate of 39.4%.
•Adjusted consolidated net earnings and Adjusted diluted earnings per share for the first quarter of 2026 were $88.9 million and $2.88, respectively. Excluding the effects of fluctuating foreign currency exchange rates, Adjusted diluted earnings per share increased 25%, year over year.
In discussing financial results for the three months ended March 31, 2026 and 2025 in this press release, the Company refers to certain financial measures that are adjusted from the financial results prepared in accordance with United States generally accepted accounting principles (“GAAP”). When referring to non-GAAP measures, the Company refers to them as “Adjusted.” See “Use of Non-GAAP Financial Measures” for additional information. A tabular reconciliation of financial measures prepared in accordance with GAAP to the non-GAAP financial measures is included at the end of this press release.
In some instances, the Company refers to changes in net sales, gross profit, earnings from operations and Adjusted earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In addition, the Company refers to changes in Adjusted diluted earnings per share on a consolidated basis excluding the effects of fluctuating foreign currency exchange rates. These are also considered to be non-GAAP measures. The Company believes providing this information excluding the effects of fluctuating foreign currency exchange rates provides valuable supplemental information to investors regarding its underlying business and results of operations, consistent with how the Company and its management evaluate the Company’s performance. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period. The performance measures excluding the effects of fluctuating foreign currency exchange rates should not be considered a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.
The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

GUIDANCE
For the full year 2026, we expect Adjusted diluted earnings per share to be between $11.00 to $11.50, with a bias toward the high end of the range. This represents approximately 5% growth at the midpoint compared to the 2025 Adjusted diluted EPS of 10.75. We expect gross profit to grow in the low single digits and expect that our gross margin will be approximately 21.5%.
This outlook assumes:
•interest and other expenses of approximately $90 million;
•an effective tax rate of 25.5% to 26.5% for the full year;
•capital expenditures between approximately $20 million and $30 million;
•an average share count for the full year of approximately 30.0 million shares.
This outlook excludes acquisition-related intangibles amortization expense of approximately $83.4 million, excludes non-cash stock-based compensation expense and assumes no acquisition or integration related expenses, transformation or severance and restructuring expenses, net, no significant change in our debt instruments, and no significant change in the macroeconomic environment, whether due to tariffs or otherwise. Due to the inherent difficulty of forecasting some of these types of expenses, which impact net earnings, diluted earnings per share and selling and administrative expenses, the Company is unable to reasonably estimate the impact of such expenses, if any, to net earnings, diluted earnings per share and selling and administrative expenses. Accordingly, the Company is unable to provide a reconciliation of GAAP to non-GAAP diluted earnings per share for the full year 2026 forecast.
CONFERENCE CALL AND WEBCAST
The Company will host a conference call and live webcast today at 9:00 a.m. ET to discuss first quarter 2026 results of operations. A live webcast of the conference call (in listen-only mode) will be available on the Company’s web site at http://investor.insight.com/, and a replay of the webcast will be available on the Company’s web site for a limited time following the call. To access the live conference call, please register in advance using the event link on the Company's web site. Upon registering, participants will receive dial-in information via email, as well as a unique registrant ID, event passcode, and detailed instructions regarding how to join the call.
USE OF NON-GAAP FINANCIAL MEASURES
The non-GAAP financial measures are referred to as “Adjusted”. Adjusted earnings from operations, Adjusted net earnings, Adjusted diluted earnings per share and Adjusted selling and administrative expenses exclude (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) gains and losses from revaluation of acquisition related earnout liabilities, (vii) impairment losses on long lived real estate assets held for sale, (viii) stock-based compensation expense, and (ix) the tax effects of each of these items, as applicable. Transformation costs represent costs we are incurring to transform our business to help us achieve our strategic objectives including becoming a leading solutions integrator. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. Adjusted net earnings and Adjusted diluted earnings per share also exclude a net loss on revaluation of warrant settlement liabilities, as applicable. Adjusted diluted earnings per share also includes the impact of the benefit from the note hedge where the Company’s average stock price for the period was in excess of $68.32, which was the initial conversion price of our previously outstanding convertible senior notes (the “Convertible Notes”), which matured in February 2025, as applicable. Adjusted EBITDA excludes (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization of property and equipment, (iv) amortization of intangible assets, (v) severance and restructuring expenses, net, (vi) certain executive recruitment and hiring related expenses, (vii) transformation costs (viii) certain acquisition and integration related expenses, (ix) gains and losses from revaluation of acquisition related earnout liabilities, (x) gains and losses from the revaluation of warrant settlement liabilities, (xi) impairment losses on long lived real estate assets held for sale, and (xii) stock-based compensation expense, as applicable. Adjusted return on invested capital (“ROIC”) excludes (i) severance and restructuring expenses, net, (ii) certain executive recruitment and hiring related expenses, (iii) amortization of intangible assets, (iv) transformation costs, (v) certain acquisition and integration related expenses, (vi) certain third-party data center service outage related expenses and recoveries, (vii) gains and losses from revaluation of acquisition related earnout liabilities, (viii) impairment losses on long lived real estate assets held for sale, (ix) stock-based compensation expense, and (x) the tax effects of each of these items, as applicable.
These non-GAAP measures are used by the Company and its management to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025	change
Insight Enterprises, Inc.
Net sales:
Products	$1,666,546	$1,707,800	(2%)
Services	$461,440	$395,756	17%
Total net sales	$2,127,986	$2,103,556	1%
Gross profit	$462,151	$406,477	14%
Gross margin	21.7%	19.3%	240 bps
Selling and administrative expenses	$383,983	$339,173	13%
Severance and restructuring expenses, net	$6,485	$7,026	(8%)
Acquisition and integration related expenses	$1	$175	(99%)
Earnings from operations	$71,682	$60,103	19%
Net earnings	$30,009	$7,514	> 100%
Diluted earnings per share	$0.97	$0.22	> 100%

Sales Mix			**
Hardware	57%	54%	7%
Software	21%	27%	(21%)
Services	22%	19%	17%
	100%	100%	1%

North America
Net sales:
Products	$1,349,017	$1,403,027	(4%)
Services	$333,788	$297,616	12%
Total net sales	$1,682,805	$1,700,643	(1%)
Gross profit	$353,326	$319,452	11%
Gross margin	21.0%	18.8%	220 bps
Selling and administrative expenses	$282,426	$265,381	6%
Severance and restructuring expenses, net	$4,641	$3,111	49%
Acquisition and integration related expenses	$61	$170	(64%)
Earnings from operations	$66,198	$50,790	30%

Sales Mix			**
Hardware	63%	59%	6%
Software	17%	23%	(28%)
Services	20%	18%	12%
	100%	100%	(1%)

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FINANCIAL SUMMARY TABLE (CONTINUED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025	change
EMEA
Net sales:
Products	$281,955	$267,160	6%
Services	$90,896	$75,668	20%
Total net sales	$372,851	$342,828	9%
Gross profit	$86,803	$71,927	21%
Gross margin	23.3%	21.0%	230 bps
Selling and administrative expenses	$78,464	$63,063	24%
Severance and restructuring expenses, net	$1,750	$3,853	(55%)
Acquisition and integration related expenses	$(16)	$—	*
Earnings from operations	$6,605	$5,011	32%

Sales Mix			**
Hardware	39%	38%	11%
Software	37%	40%	—%
Services	24%	22%	20%
	100%	100%	9%

APAC
Net sales:
Products	$35,574	$37,613	(5%)
Services	$36,756	$22,472	64%
Total net sales	$72,330	$60,085	20%
Gross profit	$22,022	$15,098	46%
Gross margin	30.4%	25.1%	530 bps
Selling and administrative expenses	$23,093	$10,729	> 100%
Severance and restructuring expenses, net	$94	$62	52%
Acquisition and integration related expenses	$(44)	$5	< (100%)
Earnings from operations	$(1,121)	$4,302	< (100%)

Sales Mix			**
Hardware	18%	11%	> 100%
Software	31%	52%	(28%)
Services	51%	37%	64%
	100%	100%	20%
*    Percentage change not considered meaningful
**    Change in sales mix represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call, webcast and presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including those related to the impact of inflation and higher interest rates, the Company’s future financial performance and results of operations, including gross profit, Adjusted diluted earnings per share, gross margin, and Adjusted selling and administrative expenses, as well as the Company’s other key performance indicators, the Company’s anticipated effective tax rate, interest and other expenses, capital expenditures, and expected average share count, the Company’s expectations regarding cash flow, the Company’s expectations regarding supply constraints, future trends in the IT market, the effects of tariffs and trade policies, and the Company’s business strategy and strategic initiatives, all of which are inherently subject to risks and uncertainties, and some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements include, but are not limited to, the following, which are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC:
•actions of our competitors, including manufacturers and publishers of products we sell;
•our reliance on our partners for product availability, competitive products to sell and marketing funds and purchasing incentives, which can and do change significantly in the amounts made available and in the requirements year over year;
•our ability to keep pace with rapidly evolving technological advances including generative and agentic artificial intelligence (“AI”) and the evolving competitive marketplace;
•general economic conditions, economic uncertainties and changes in geopolitical conditions, including the possibility of a recession or a decline in market activity related to tariffs and trade policies, international conflicts including the war with Iran, or otherwise;
•changes in the IT industry and/or rapid changes in technology;
•our ability to provide high quality services to our clients;
•our reliance on independent shipping companies;
•the risks associated with our international operations including our expansion into the Middle East;
•supply constraints for products;
•natural disasters or other adverse occurrences, including public health issues such as pandemics or epidemics;
•disruptions in our IT systems and voice and data networks;
•cyberattacks, outages, or third-party breaches of data privacy as well as related breaches of government regulations;
•intellectual property infringement claims and challenges to our copyrights, patents, trademarks and trade names;
•potential liability and competitive risk based on the development, adoption, and use of generative and agentic AI;
•legal proceedings, client audits and failure to comply with laws and regulations;
•risks of termination, delays in payment, audits and investigations related to our public sector contracts;
•exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations;
•our potential to draw down a substantial amount of indebtedness;
•increased debt and interest expense and the possibility of decreased availability of funds under our financing facilities;
•possible significant fluctuations in our future operating results as well as seasonality and variability in client demands;
•potential contractual disputes or collection matters with our clients and third-party suppliers;
•our dependence on certain key personnel, our ability to attract, train and retain skilled teammates and our ability to manage the business during the transition of our new Chief Executive Officer;
•risks associated with the integration and operation of acquired businesses, including achievement of expected synergies and benefits; and
•future sales of the Company’s common stock or equity-linked securities in the public market could lower the market price for our common stock.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC.  Any forward-looking statements in this release, the related conference call, webcast and presentation speak only as of the date on which they are made and should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others.  The Company assumes no obligation to update, and, except as may be

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

required by law, does not intend to update, any forward-looking statements.  The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACT:	JAMES MORGADO
CHIEF FINANCIAL OFFICER
TEL. 480.333.3251
EMAIL james.morgado@insight.com

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Net sales:
Products	$1,666,546	$1,707,800
Services	461,440	395,756
Total net sales	2,127,986	2,103,556
Costs of goods sold:
Products	1,487,644	1,531,826
Services	178,191	165,253
Total costs of goods sold	1,665,835	1,697,079
Gross profit:
Products	178,902	175,974
Services	283,249	230,503
Gross profit	462,151	406,477
Operating expenses:
Selling and administrative expenses	383,983	339,173
Severance and restructuring expenses, net	6,485	7,026
Acquisition and integration related expenses	1	175
Earnings from operations	71,682	60,103
Non-operating expense (income):
Interest expense, net	23,633	15,625
Other (income) expense, net	(1,452)	25,469
Earnings before income taxes	49,501	19,009
Income tax expense	19,492	11,495
Net earnings	$30,009	$7,514

Net earnings per share:
Basic	$0.97	$0.24
Diluted	$0.97	$0.22

Shares used in per share calculations:
Basic	30,788	31,839
Diluted	30,856	34,683

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In THOUSANDS)
(UNAUDITED)

	March 31, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$440,626	$358,020
Accounts receivable, net	6,421,861	5,516,984
Inventories	251,564	160,648
Contract assets, net	59,564	65,745
Other current assets	279,121	260,990
Total current assets	7,452,736	6,362,387

Long-term contract assets, net	46,560	53,176
Property and equipment, net	187,210	188,449
Goodwill	1,168,255	1,169,734
Intangible assets, net	404,845	426,237
Long-term accounts receivable, net	673,897	763,923
Other assets	121,774	123,466
	$10,055,277	$9,087,372

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$4,820,923	$4,263,796
Accounts payable – inventory financing facilities	259,611	225,035
Accrued expenses and other current liabilities	1,053,424	615,464
Current portion of long-term debt	13	8
Total current liabilities	6,133,971	5,104,303

Long-term debt	1,469,032	1,361,327
Deferred income taxes	69,543	70,715
Long-term accounts payable	613,736	715,494
Other liabilities	166,399	186,659
	8,452,681	7,438,498
Stockholders’ equity:
Preferred stock	—	—
Common stock	302	310
Additional paid-in capital	164,747	164,560
Retained earnings	1,480,197	1,520,404
Accumulated other comprehensive loss – foreign currency translation adjustments	(42,650)	(36,400)
Total stockholders’ equity	1,602,596	1,648,874
	$10,055,277	$9,087,372

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net earnings	$30,009	$7,514
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	28,478	25,779
Provision for losses on accounts receivable	3,429	3,666
Non-cash stock-based compensation	8,197	8,847
Net change on revaluation of earnout liabilities	25,284	15,200
Deferred income taxes	(1,185)	(7,772)
Net loss on revaluation of warrant settlement liabilities	—	25,069
Earnout payments in excess of acquisition date fair value	(1,071)	—
Impairment loss on long lived real estate asset	1,369	—
Amortization of debt issuance costs	850	1,281
Other adjustments	(330)	(22)
Changes in assets and liabilities:
Increase in accounts receivable	(960,000)	(391,354)
Increase in inventories	(92,033)	(26,033)
Decrease in contract assets	12,014	35,526
Decrease in long-term accounts receivable	88,065	30,816
Increase in other assets	(14,827)	(21,961)
Increase in accounts payable	601,778	416,952
Decrease in long-term accounts payable	(100,059)	(31,160)
Increase (decrease) in accrued expenses and other liabilities	402,415	(14,298)
Net cash provided by operating activities:	32,383	78,050
Cash flows from investing activities:
Purchases of property and equipment	(5,995)	(7,130)
Acquisitions, net of cash and cash equivalents acquired	—	—
Net cash used in investing activities:	(5,995)	(7,130)
Cash flows from financing activities:
Borrowings on ABL revolving credit facility	1,518,570	1,389,224
Repayments on ABL revolving credit facility	(1,406,177)	(965,452)
Warrants settlement	—	(138,892)
Repayment of principal on the Convertible Notes	—	(333,091)
Net borrowings under inventory financing facilities	34,976	42,701
Repurchases of common stock	(75,000)	—
Earnout and acquisition related payments	(5,456)	—
Other payments	(2,628)	(9,963)
Net cash provided by (used in) financing activities:	64,285	(15,473)
Foreign currency exchange effect on cash, cash equivalents and restricted cash balances	(7,776)	7,177
Increase in cash, cash equivalents and restricted cash	82,897	62,624
Cash, cash equivalents and restricted cash at beginning of period	360,776	261,467
Cash, cash equivalents and restricted cash at end of period	$443,673	$324,091

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Adjusted Consolidated Earnings from Operations:
GAAP consolidated EFO	$71,682	$60,103
Amortization of intangible assets	21,059	18,548
Change in fair value of earnout liabilities	25,293	15,200
Transformation costs	6,504	1,270
Impairment loss on a long lived real estate asset held for sale	1,369	—
Severance and restructuring expenses, net	6,485	7,026
Acquisition and integration related expenses	1	175
Stock-based compensation expense	8,197	8,847
Other*	558	30
Adjusted non-GAAP consolidated EFO	$141,148	$111,199

GAAP EFO as a percentage of net sales	3.4%	2.9%
Adjusted non-GAAP EFO as a percentage of net sales	6.6%	5.3%

Adjusted Consolidated Net Earnings:
GAAP consolidated net earnings	$30,009	$7,514
Amortization of intangible assets	21,059	18,548
Change in fair value of earnout liabilities	25,293	15,200
Net loss on revaluation of warrant settlement liabilities	—	25,069
Transformation costs	6,504	1,270
Impairment loss on a long lived real estate asset held for sale	1,369	—
Severance and restructuring expenses, net	6,485	7,026
Acquisition and integration related expenses	1	175
Stock-based compensation expense	8,197	8,847
Other*	558	30
Income taxes on non-GAAP adjustments	(10,551)	(8,555)
Adjusted non-GAAP consolidated net earnings	$88,924	$75,124

GAAP net earnings as a percentage of net sales	1.4%	0.4%
Adjusted non-GAAP net earnings as a percentage of net sales	4.2%	3.6%

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Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Adjusted Diluted Earnings Per Share:
GAAP diluted EPS	$0.97	$0.22
Amortization of intangible assets	0.68	0.53
Change in fair value of earnout liabilities	0.82	0.44
Net loss on revaluation of warrant settlement liabilities	—	0.72
Transformation costs	0.21	0.04
Impairment loss on a long lived real estate asset held for sale	0.04	—
Severance and restructuring expenses, net	0.21	0.20
Acquisition and integration related expenses	—	0.01
Stock-based compensation expense	0.27	0.26
Other*	0.02	—
Income taxes on non-GAAP adjustments	(0.34)	(0.25)
Impact of benefit from note hedge	—	0.11
Adjusted non-GAAP diluted EPS	$2.88	$2.28

Shares used in diluted EPS calculation	30,856	34,683
Impact of benefit from note hedge	—	(1,731)
Shares used in Adjusted non-GAAP diluted EPS calculation	30,856	32,952

Adjusted North America Earnings from Operations:
GAAP EFO from North America segment	$66,198	$50,790
Amortization of intangible assets	18,644	16,804
Gain on revaluation of earnout liabilities	21,286	15,200
Transformation costs	3,582	860
Impairment loss on a long lived real estate asset held for sale	1,369	—
Severance and restructuring expenses, net	4,641	3,111
Acquisition and integration related expenses	61	170
Stock-based compensation expense	6,060	6,895
Other*	558	30
Adjusted non-GAAP EFO from North America segment	$122,399	$93,860

GAAP EFO as a percentage of net sales	3.9%	3.0%
Adjusted non-GAAP EFO as a percentage of net sales	7.3%	5.5%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Adjusted EMEA Earnings from Operations:
GAAP EFO from EMEA segment	$6,605	$5,011
Amortization of intangible assets	1,813	1,744
Transformation costs	2,922	410
Severance and restructuring expenses, net	1,750	3,853
Acquisition and integration related expenses	(16)	—
Stock-based compensation expense	1,688	1,581
Adjusted non-GAAP EFO from EMEA segment	$14,762	$12,599

GAAP EFO as a percentage of net sales	1.8%	1.5%
Adjusted non-GAAP EFO as a percentage of net sales	4.0%	3.7%

Adjusted APAC Earnings from Operations:
GAAP EFO from APAC segment	$(1,121)	$4,302
Amortization of intangible assets	602	—
Gain on revaluation of earnout liabilities	4,007	—
Severance and restructuring expenses, net	94	62
Acquisition and integration related expenses	(44)	5
Stock-based compensation expense	449	371
Adjusted non-GAAP EFO from APAC segment	$3,987	$4,740

GAAP EFO as a percentage of net sales	(1.5%)	7.2%
Adjusted non-GAAP EFO as a percentage of net sales	5.5%	7.9%

Adjusted EBITDA:
GAAP consolidated net earnings	$30,009	$7,514
Interest expense	25,610	17,739
Income tax expense	19,492	11,495
Depreciation and amortization of property and equipment	7,419	7,231
Amortization of intangible assets	21,059	18,548
Gain on revaluation of earnout liabilities	25,293	15,200
Net loss on revaluation of warrant settlement liability	—	25,069
Transformation costs	6,504	1,270
Impairment loss on a long lived real estate asset held for sale	1,369	—
Severance and restructuring expenses, net	6,485	7,026
Acquisition and integration related expenses	1	175
Stock-based compensation expense	8,197	8,847
Other*	558	30
Adjusted non-GAAP EBITDA	$151,996	$120,144

GAAP consolidated net earnings as a percentage of net sales	1.4%	0.4%
Adjusted non-GAAP EBITDA as a percentage of net sales	7.1%	5.7%

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended March 31,
	2026	2025
Adjusted Consolidated Selling and Administrative Expenses:
GAAP selling and administrative expenses	$383,983	$339,173
Less: Change in fair value of earnout liabilities	25,293	15,200
Amortization of intangible assets	21,059	18,548
Transformation costs	6,504	1,270
Impairment loss on a long lived real estate asset held for sale	1,369	—
Stock-based compensation expense	8,197	8,847
Other*	558	30
Adjusted non-GAAP selling and administrative expenses	$321,003	$295,278

GAAP selling and administrative expenses as a percentage of net sales	18.0%	16.1%
Adjusted non-GAAP selling and administrative expenses as a percentage of net sales	15.1%	14.0%

*
Other includes certain executive recruitment and hiring related expenses. Certain executive recruitment and hiring related expenses were $0.6 million for the three months ended March 31, 2026, compared to immaterial amounts for the three months ended March 31, 2025.

	Twelve Months Ended March 31,
	2026	2025
Adjusted return on invested capital:
GAAP consolidated EFO	$346,502	$348,701
Amortization of intangible assets	79,279	73,204
Change in fair value of earnout liabilities	35,396	6,410
Transformation costs	18,317	17,375
Impairment loss on a long lived real estate asset held for sale	13,957	—
Severance and restructuring expenses, net	36,590	36,404
Acquisition and integration related expenses	3,393	1,570
Stock-based compensation expense	33,088	34,775
Other[5]	1,153	(690)
Adjusted non-GAAP consolidated EFO	567,675	517,749
Income tax expense[1]	147,595	134,615
Adjusted non-GAAP consolidated EFO, net of tax	$420,080	$383,134
Average stockholders’ equity[2]	$1,605,726	$1,746,178
Average debt[2]	1,301,841	957,752
Average cash[2]	(395,330)	(306,790)
Invested Capital	$2,512,237	$2,397,140

Adjusted non-GAAP ROIC (from GAAP consolidated EFO)[3]	10.21%	10.76%
Adjusted non-GAAP ROIC (from non-GAAP consolidated EFO)[4]	16.72%	15.98%
1 Assumed tax rate of 26.0%.
2 Average of previous five quarters.
3 Computed as GAAP consolidated EFO, net of tax of $90,091 and $90,662 for the twelve months ended March 31, 2026 and 2025, respectively, divided by invested capital.
4 Computed as Adjusted non-GAAP consolidated EFO, net of tax, divided by invested capital.

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (CONTINUED)
(IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)
5 Other includes certain executive recruitment and hiring related expenses and certain third-party data center service outage related expenses and recoveries, net, as applicable. Net recoveries related to third-party data center service outages were $0.2 million and $2.1 million for the twelve months ended March 31, 2026 and 2025, respectively. Certain executive recruitment and hiring related expenses were $1.3 million and $1.4 million for the twelve months ended March 31, 2026 and 2025, respectively.

- MORE -
Insight Enterprises, Inc.	2701 E. Insight Way	Chandler, Arizona 85286	800.467.4448	FAX 480.760.8958